EXHIBIT I

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D dated February 2, 2000 with respect to the Common Stock, par value $.01 per share, of American Mobile Satellite Corporation, a Delaware corporation. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby executes this Agreement this 2nd day of February 2000.

                                        SINGAPORE TELECOMMUNICATIONS LIMITED


                                        By:  /s/ Hoh Wing Chee
                                             ---------------------------------
                                             Name:  Hoh Wing Chee
                                             Title: VP (International Network)

Dated:  February 2, 2000


                                        TEMASEK HOLDINGS (PRIVATE) LIMITED


                                        By:  /s/ Ong Wen Wendy
                                             ---------------------------------
                                             Name:  Ong Wen Wendy (Ms.)
                                             Title: Vice President/
                                                    Company Secretary

Dated:  February 2, 2000